                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   ATMI, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:......
       2) Aggregate number of securities to which transaction applies:.........
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):..........
       4) Proposed maximum aggregate value of transaction:
       5) Total fee paid:.................................

[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
       2)  Form, Schedule or Registration Statement No:
       3)  Filing Party:
       4)  Date Filed:

                                   ATMI, INC.
                                7 COMMERCE DRIVE
                           DANBURY, CONNECTICUT 06810

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 1998

To Our Stockholders:

  The 1998 Annual Meeting of Stockholders of ATMI, Inc. (the "Company") will be held at the Ethan Allen Inn, 21 Lake Avenue Extension, Danbury, Connecticut 06811 on Wednesday, May 20, 1998 at 10:00 a.m. (local time) for the following purposes:

1. To elect two directors for terms to expire at the 2001 Annual Meeting of Stockholders;

2.   To approve the Company's 1998 Employee Stock Purchase Plan;

3.   To approve the Company's 1998 Stock Plan;

4. To approve the proposed amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock;

5. To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent certified auditors for the fiscal year ending December 31, 1998; and

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  Only stockholders of record at the close of business on April 15, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

                              By order of the Board of Directors,


                              Ward C. Stevens
                              Secretary


Dated:  April 28, 1998


WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.

                                  ATMI, INC.
                               7 COMMERCE DRIVE
                               DANBURY, CT 06810

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 1998
                           __________________________


  This Proxy Statement is being furnished to the stockholders of ATMI, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held on May 20, 1998, and any adjournments or postponements thereof (the "1998 Annual Meeting"). This Proxy Statement, the foregoing Notice of Annual Meeting, the enclosed form of proxy and the Company's 1997 Annual Report to Stockholders are first being mailed or given to stockholders on or about April 30, 1998. As used in this Proxy Statement, references to the "Company" include references to ATMI, Inc. and to its predecessor registrant, Advanced Technology Materials, Inc.

                                    PROXIES

  A stockholder giving a proxy may revoke it at any time before it is voted by executing and delivering to the Company another proxy bearing a later date, by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, or by voting in person at the 1998 Annual Meeting. Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for directors named herein and in favor of the other proposals set forth in the Notice of Annual Meeting.

                               VOTING SECURITIES

  The record date for the determination of stockholders entitled to notice of and to vote at the 1998 Annual Meeting was the close of business on April 15, 1998 (the "Record Date"). On the Record Date, there were 20,439,942 shares of Common Stock, the Company's only voting securities, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to be voted at the 1998 Annual Meeting is necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be included in the calculation of the number of votes represented at the 1998 Annual Meeting for purposes of determining whether a quorum has been achieved. Votes will be tabulated at the 1998 Annual Meeting by one or more inspectors of election appointed by the Board of Directors.

           PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of the Record Date, by: (i) each person known by the Company to own beneficially more than five percent of the outstanding Common Stock of the Company; (ii) each director and nominee for director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table on page 6; and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares are owned directly. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.


Name and Address of Beneficial Owner                  Shares Beneficially Owned           Percent of Class
------------------------------------                  -------------------------           ----------------
Stephen H. Siegele                                             2,541,305                       12.4%
    6805 Capital of Texas Highway
    Suite 330
    Austin, Texas 78731
Lamonte H. Lawrence                                            2,073,922                       10.1%
    100 Sir Francis Drake Boulevard
    Ross, California 94957
Eugene G. Banucci (1)                                            323,382                        1.6%
Duncan W. Brown (2)                                              176,671                        *
Daniel P. Sharkey (3)                                             80,375                        *
Peter S. Kirlin (3)                                               68,074                        *
Robert S. Hillas (4)                                              40,977                        *
Mark A. Adley (5)                                                 26,000                        *
John A. Armstrong (6)                                             18,000                        *
Stephen H. Mahle (7)                                               9,600                        *
James M. Burns (8)                                                 8,470                        *
All directors and executive
officers as a group (13 persons) (9)                           5,564,015                       26.6%

____________
 *  Less than 1% of the outstanding Common Stock.
(1) Includes 117,175 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 6,159 shares either owned or issuable upon exercise of options within 60 days of the Record Date by Dr. Banucci's spouse. Dr. Banucci disclaims beneficial ownership of the shares held by his spouse.
(2) Includes 73,537 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 4,634 shares either owned or issuable upon exercise of option within 60 days of the Record Date by Dr. Brown's spouse. Dr. Brown claims beneficial ownership of the shares held by his spouse.
(3) Consists entirely of shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.
(4) Includes 21,250 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.
(5) Includes 23,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.

(6) Includes 16,000 shares issuable upon exercise of options that are exercisable with 60 days of the Record Date.
(7) Includes 9,500 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.
(8) Includes 7,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.
(9) Includes 499,647 shares issuable to executive officers, directors and their spouses pursuant to options which are exercisable within 60 days of the Record Date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 1997, all such reports were timely filed, except (i) a Form 4 for John A. Armstrong reporting the partial exercise of an option, and (ii) a Form 4 for James M. Burns reporting the purchase of shares of Common Stock, were filed late.

                            1.ELECTION OF DIRECTORS

  The Board of Directors is classified into three classes. The two directors serving in Class I have terms expiring at the 1998 Annual Meeting. The Board of Directors has nominated the Class I directors currently serving on the Board of Directors, John A. Armstrong and Robert S. Hillas, for election to serve directors of the Company until the 2001 Annual Meeting of Stockholders of the Company and until their successors are elected and qualified or until their earlier resignation or removal. Each of the nominees has indicated a willingness to serve as a director, but if for any reason either nominee should be unavailable to serve as a director at the time of the 1998 Annual Meeting, a contingency which the Board of Directors does not expect, a different person designated by the Board of Directors may be nominated in his stead.

  If a quorum of the holders of Common Stock is present at the 1998 Annual Meeting, the election of directors will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares and broker non-votes with respect to the election of directors will be included in determining the presence of such quorum but will not be included in determining whether nominees have received the vote of such plurality.

  The following sets forth certain information regarding the nominees named above and the other directors of the Company whose terms will continue after the 1998 Annual Meeting.

Nominees for Terms Expiring in 2001

  JOHN A. ARMSTRONG, PH.D., age 63, has served as a director of the Company since 1993. Dr. Armstrong is currently an Adjunct Professor of Physics at the University of Massachusetts. Previously, he was Vice President of Science and Technology for IBM from 1987 until his retirement in 1993.

  ROBERT S. HILLAS, age 49, has served as a director of the Company since 1987. Mr. Hillas has been the President, Chief Executive Officer and Chairman of the Board of Envirogen, Inc., an environmental systems and services company, since April 1998. From 1993 to April 1998, Mr. Hillas served as a Managing Director of E.M. Warburg, Pincus & Co. LLC. From 1985 to 1992, Mr. Hillas served as a General Partner of DSV Management Ltd., the General Partner of DSV Partners IV, a venture capital limited partnership, and from 1981 to 1992, as a General Partner of DSV Partners III, a venture capital limited partnership. Mr. Hillas is also a director of Transition Systems, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR SUCH NOMINEES.
                                                             ---

CONTINUING DIRECTORS

Terms Expiring in 1999:

  MARK A. ADLEY, age 38, has served as a director of the Company since 1991. Since 1996, Mr. Adley has been a Managing Director at Credit Suisse First Boston Corporation, where he was a Director from 1994 to 1996. From 1992 through 1993, Mr. Adley served as an investment manager for Clipper Asset Management Corporation, the General Partner of The Clipper Group, L.P. ("Clipper"). During 1991, Mr. Adley served as an investment manager for Clipper. Mr. Adley was a Director at CS First Boston Merchant Bank during 1990 and, at The First Boston Corporation, was a Vice President from 1989 to 1990 and an Associate from 1985 to 1988.

  EUGENE G. BANUCCI, PH.D., age 54, a founder of the Company, has served as President, Chief Executive Officer, Chairman of the Board and director since 1986. Previously, Dr. Banucci served in a variety of executive and managerial positions. From 1984 to 1986, he was a director of American Cyanamid Company's Chemical Research Division, with responsibility for the research, development and technical service activities of the Chemicals Group.

  LAMONTE H. LAWRENCE, age 59, has served as a director of the Company since October 1997. Mr. Lawrence served as the President and Chief Executive Officer of Lawrence Semiconductor Laboratories, Inc. ("LSL"), now a wholly-owned subsidiary of the Company, from its inception in 1988 until October 1997. In 1983, Mr. Lawrence founded U.S. Semiconductor Corp., where he served as President from its inception in 1983 to 1987.

Terms Expiring in 2000:

  STEPHEN H. MAHLE, age 52, has served as a director of the Company since March 1996. Mr. Mahle has been Senior Vice President of Medtronic, Inc., a medical device manufacturer, and President of its pacing business since January 1998. From 1995 to 1998, he was President of the Brady Pacing Business, a division of Medtronic, Inc. From 1989 to 1995, Mr. Mahle served as Vice President and General Manager of the Brady Pacing Business. Previously, Mr. Mahle served in a variety of marketing and product development roles for Medtronic, Inc.

  STEPHEN H. SIEGELE, age 38, has served as President of the Company's ADCS division and as a director of the Company since October 1997. Mr. Siegele served as the President and Chief Executive Officer of Advanced Delivery & Chemical Systems Nevada, Inc. and its affiliates (collectively, the "ADCS Group") from February 1994 until October 1997 and has served as a director since its inception in 1988. From 1988 to 1994, Mr. Siegele served as Vice President of the ADCS Group. Prior to that time, Mr. Siegele served in sales and engineering positions at Intel Corporation and Olin Hunt Specialty Products, Inc.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

  The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating Committee.

  The Audit Committee is currently comprised of Mark A. Adley, John A. Armstrong and Robert S. Hillas. The Audit Committee oversees the Company's system of internal accounting controls, recommends to the Board of Directors and the stockholders the appointment of a firm of independent certified auditors to conduct the annual audit of the Company's financial statements, reviews the scope of the audit, reviews reports from the independent certified auditors, and makes such recommendations to the Board of Directors in connection with the annual audit as it deems appropriate. The Audit Committee met twice during 1997.

  The Compensation Committee is currently comprised of Mark A. Adley, Robert S. Hillas and Stephen H. Mahle. The Compensation Committee reviews the compensation of officers of the Company and the Company's compensation policies and practices. The Compensation Committee also administers the 1987, 1995 and 1997 Stock Plans, including recommending the grant of stock options thereunder. The Compensation Committee met twice during 1997.

  The Nominating Committee is currently comprised of Eugene G. Banucci, Lamonte
H. Lawrence and Stephen H. Siegele. The Nominating Committee has the authority to recommend to the Board of Directors criteria for the selection of candidates for director, evaluate candidates and recommend nominees to serve as directors. The Nominating Committee met twice during 1997.

  The Board of Directors held eight meetings during 1997. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

DIRECTOR COMPENSATION

  The Company's directors do not receive any cash compensation for service on the Board of Directors or any committee thereof but are reimbursed for expenses incurred in connection with attending meetings of the Board of Directors and any committee thereof. In October 1993, the Company granted options for the purchase of 22,500 shares of Common Stock at an exercise price of $3.56 per share to John A. Armstrong in consideration of consulting services performed for the Company. In December 1994, the Company granted options for the purchase of 22,500 shares of Common Stock at an exercise price of $5.50 per share to Robert
S. Hillas in consideration of his services on the Board of Directors. In May 1995, the Company granted options for the purchase of 22,500 shares of Common Stock at an exercise price of $8.50 per share to Mark A. Adley in consideration of his services on the Board of Directors. In March 1996, the Company granted options for the purchase of 22,500 shares of Common Stock at an exercise price of $10.50 per share to Stephen H. Mahle in consideration of his services on the Board of Directors. In each case, the exercise price for the options granted was the fair market value of the Common Stock on the date of grant, and the options granted were subject to certain vesting provisions.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

  The following table sets forth certain information regarding the compensation paid by the Company for the years ended December 31, 1997, 1996 and 1995 to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers in 1997 (together, the "Named Executive Officers") for services in all capacities to the Company and its subsidiaries.

                           Summary Compensation Table


                                                                        Long Term
                                                                       Compensation
                                                                       ------------
                                                                          Awards
                                                                          ------
                                             Annual Compensation        Securities       All Other
                                        -----------------------------   Underlying        Compen-
Name and Principal Position             Year   Salary ($)   Bonus ($)   Options (#)    sation ($)(1)
-------------------------------------   ----   ----------   ---------   -----------    -------------
Eugene G. Banucci                       1997     210,000     125,000        25,000           3,769
   President, Chief Executive Officer   1996     181,300      40,000             -           2,121
   and Chairman of the Board            1995     155,250      40,000        35,000           2,875

James M. Burns (2)                      1997     200,000      80,000        35,000               -
   President - EcoSys Division          1996           -           -             -               -
                                        1995           -           -             -               -
Peter S. Kirlin                         1997     150,000      50,000        20,000           2,700
   Executive Vice President             1996     111,100      30,000             -               -
                                        1995      96,560      35,000        25,000             400
Daniel P. Sharkey                       1997     130,000      50,000        15,000           1,903
   Vice President, Chief Financial      1996     110,000      20,000             -           1,678
   Officer and Treasurer                1995     103,000      25,000        15,000           1,583

Duncan W. Brown                         1997     149,167      10,000         5,000           2,073
   President - Epitronics Division      1996     103,000       8,000             -           1,988
                                        1995      98,000      15,000        10,000           1,932

__________________
(1) Represents premiums paid for life insurance and long-term disability policies of which the Company is not the beneficiary and flexible spending contributions toward health care costs not covered by Company plans.
(2) Mr. Burns joined the Company on January 2, 1997.

     Mr. Stephen H. Siegele, the President of the ADCS division, joined the Company on October 13, 1997 in connection with the Company's acquisition of the ADCS Group. In 1997, the Company paid Mr. Siegele a base salary of $89,000 for the period in 1997 during which he was employed by the Company. Had Mr. Siegele been employed by the Company for all of 1997, he would have been the Company's most highly compensated executive officer.

OPTION GRANTS

  The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during the year ended December 31, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      Potential
                                              INDIVIDUAL GRANTS                   Realizable Value At
                         ------------------------------------------------------     Assumed Annual
                            Number of      % of Total                               Rates of Stock
                            Securities       Options                               Price Appreciation
                            Underlying     Granted to    Exercise                  for Option Term (2)
                             Options        Employees      Price     Expiration   ---------------------
Name                      Granted(#)(1)      in 1997      ($/sh)        Date        5% ($)     10% ($)
---------------------    --------------    -----------   ---------   ----------   ---------------------
Eugene G. Banucci             25,000           4.1%         17.25        1/1/07    271,211     687,301
James M. Burns                35,000           5.8%         16.88        1/2/07    371,441     941,304
Peter S. Kirlin               20,000           3.3%         17.25        1/1/07    216,969     549,841
Daniel P. Sharkey             15,000           2.5%         17.25        1/1/07    162,726     412,381
Duncan W. Brown                5,000           0.8%         17.25        1/1/07     54,242     137,460

__________________
(1) Options granted vest ratably over five years on each of the first five anniversary dates of the grant date.
(2) The dollar amounts under these columns are the result of calculations assuming 5% and 10% growth rates as set by the Securities and Exchange Commission and, therefore, are not intended to forecast future price appreciation, if any, of the Company's Common Stock.

STOCK OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth information concerning option holdings as of December 31, 1997 with respect to the Named Executive Officers.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                       Number of Securities          Value of Unexercised
                          Shares                      Underlying Unexercised         In-the-Money Options
                         Acquired                      Options at FY-End (#)            at FY-End ($)(1)
                            on           Value     ----------------------------   ---------------------------
        Name            Exercise(#)   Realized($)   Exercisable   Unexercisable   Exercisable   Unexercisable
-----------------      -----------   ------------   -----------   -------------   -----------   -------------
Eugene G. Banucci              -             -        112,175          47,200       2,502,094       502,825
James M. Burns                 -             -              0          35,000               -       258,125
Peter S. Kirlin                -             -         64,074          35,700       1,410,598       371,450
Daniel P. Sharkey              -             -         77,375          28,500       1,729,372       329,750
Duncan W. Brown                -             -         72,537          11,900       1,665,361       138,275

__________________
(1) Based on the fair market value of the Company's Common Stock as of December 31, 1997 ($24.25) minus the exercise price of the options.

EMPLOYMENT AGREEMENTS

  The Company entered into employment agreements with Eugene G. Banucci, Daniel
P. Sharkey and Duncan W. Brown, effective October 10, 1997. Pursuant to the agreements, Dr. Banucci will act as President, Chief Executive Officer and Chairman of the Board of the Company, Mr. Sharkey will act as Vice President, Chief Financial Officer and Treasurer of the Company, and Dr. Brown will act as President of the Epitronics division of the Company, for annual salaries of $210,000, $130,000 and $180,000, respectively. Salaries are subject to increase from time to time to take into account appropriate cost of living adjustments and general compensation increases based on performance, in the discretion of the Board of Directors. Each employee will also be eligible to receive additional compensation, including awards of performance bonuses at levels commensurate with other employees of the Company of equivalent position and grants of employee stock options, in each case in the discretion of the Compensation Committee of the Board of Directors.

  The employment agreements expire on the earliest to occur of (i) October 10, 1999, (ii) the death of the employee, (iii) the termination of the agreements due to the incapacity of the employee, (iv) the termination of the agreements by the Company with or without cause, or (v) the termination of the agreements by the employee for just cause. Under the terms of the agreements, if the Company terminates the employee without cause, or if the employee terminates the agreement for just cause, the Company will pay the employee his annual base salary then in effect for a period of 18 months after termination in the case of Dr. Banucci and for a period of nine months after termination in the case of Mr. Sharkey and Dr. Brown. The Company will also provide the employee during such period with medical, dental, life and disability insurance benefits on the same basis the Company would have provided the employee during such period had he continued to be an employee of the Company.

  The employment agreements restrict each employee from competing with the Company during the term of the agreement and for a period of the later of October 10, 2002 or 36 months after the termination of employment in the case of Dr. Banucci or 24 months after the termination of employment in the case of Mr. Sharkey and Dr. Brown. In the event the Company should seek to enforce such non-competition provisions in a court, a court may, in exercising its discretionary authority, determine not to enforce, or to limit enforcement of, such provisions against an employee.

  The employment agreements also provide that any termination associated with a change in control of the Company (including resignation by the employee for just cause such as a significant decrease in the employee's duties or authority) would result in the acceleration of options outstanding (and as may be subsequently granted) to them; provided that such acceleration of vesting shall not occur if and to the extent that (i) the Company's independent accountant has advised the Board of Directors that such acceleration could prohibit the accounting treatment of the transaction which is a change in control as a pooling of interests under Accounting Principles Board Opinion No. 16 (or any successor opinion) and (ii) the Board of Directors intends to treat such transaction as a pooling of interests, in which case options would continue to vest as permitted within the terms of the applicable stock plans. In addition, Dr. Banucci, Mr. Sharkey and Dr. Brown would be entitled to any bonuses under any bonus plans then in effect as if fully earned. Benefits payable under the agreements upon a change in control may subject the employee to an excise tax as "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). The Company will reimburse the employee for all excise taxes paid, but the reimbursement will constitute an excess parachute payment and will be subject to further excise tax. Such further excise tax will trigger further reimbursement by the Company. The Company will not be allowed to take a deduction for federal income tax purposes for the excess parachute payments.

  In December 1996, the Company entered into an employment agreement with James
M. Burns, the President of the EcoSys division. Pursuant to the agreement, Mr. Burns will serve as President of EcoSys for an annual base salary of $200,000, subject to increase in accordance with the policies of the Company, as determined by the Board of Directors. For 1997 and 1998, Mr. Burns is also eligible to receive special incentive compensation based upon EcoSys' pretax income and market share in the front-end semiconductor environmental equipment market for such years. Pursuant to the agreement, the Company paid Mr. Burns a signing bonus of $40,000 and granted Mr. Burns options to purchase 35,000 shares of Common Stock at an exercise price of $16.88 per share, which vest ratably over five years.

  The Company may terminate Mr. Burns' employment agreement at any time. If the Company terminates Mr. Burns without cause, the Company will pay Mr. Burns his annual base salary then in effect for a period of nine months after termination. The Company will also provide Mr. Burns during such period with medical benefits at least equivalent to the benefits provided to Mr. Burns during his employment.

  The employment agreement restricts Mr. Burns from competing with the Company during the term of his employment and for a period of 24 months thereafter. In the event the Company should seek to enforce such non-competition provisions in a court, a court may, in exercising its discretionary authority, determine not to enforce, or to limit enforcement of, such provisions against Mr. Burns.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1996 and until October 10, 1997, the Compensation Committee of the Board of Directors consisted of Gary A. Andersen and John A. Armstrong, and since October 10, 1997 has consisted of Mark A. Adley, Robert S. Hillas and Stephen H. Mahle. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.

COMPENSATION COMMITTEE REPORT

  The Compensation Committee, which is comprised of non-employee directors of the Company, is responsible for administering the Company's executive compensation program and reviewing and making recommendations to the Board of Directors with respect to the compensation of executive officers and other senior management and the Company's overall compensation policy. In connection with such responsibilities, the Compensation Committee has authority to administer the Company's 1987, 1995 and 1997 Stock Plans, including recommending the grant of stock options and other awards thereunder. All other actions of the Compensation Committee are subject to the approval of the Board of Directors.

  The Company's executive compensation program is intended to attract and retain talented executives and senior management by offering competitive compensation opportunities. Furthermore, the Company's compensation program is designed to motivate and reward high-performing individuals based on variable compensation tied to overall corporate, separate business unit and individual performance and the creation of stockholder value. The Company's philosophy is that the combination of performance-based and stock-based compensation serves to maximize annual and long-term results and, ultimately, stockholder value. The components of the Company's executive compensation program include base salary, annual cash and stock option incentives and long-term stock option incentives. The Compensation Committee has discretion as to the components awarded in a particular year to each executive officer.

Components of Executive Compensation

  Base Salary. The Compensation Committee annually reviews officers' base salaries. The Compensation Committee evaluates management's recommendations based on the results achieved by each officer relative to the assigned goals of the recently completed year as well as competitive salary practices of other similar companies.

  Annual Incentives. Annual incentives are designed to provide officers with a potential cash and/or stock option award based on the achievement of annual financial and operating objectives. These objectives and potential award amounts are approved by the Compensation Committee and the Board of Directors on an annual basis in advance and are based upon operating plans approved by the Board of Directors. The Compensation Committee approves specific objectives for each officer.

  In 1997, these objectives included the performance of business divisions, the achievement of budgeted financial performance and the successful completion of certain other strategic transactions. The Compensation Committee determined cash bonus awards for each executive officer at the end of 1997 based upon the achievement of specified objectives for each officer.

  For 1998 and future years, the Compensation Committee intends to continue to consider utilizing both stock option grants and cash bonus awards to reward the achievement of annual objectives. Accordingly, the relative mix of stock-based versus cash incentives may differ from that utilized in 1997.

  Long-term Incentives. The Compensation Committee may also recommend to the Board of Directors the grant to officers of stock options under the Company's 1995 and 1997 Stock Plans that are distinct from stock options granted as annual incentives. These options, which vest over time, are awarded to officers based on their continued contribution to the Company's achievement of financial and operating objectives. These awards are designed to align the interests of the Company's officers with the interests of the Company's stockholders and to motivate the Company's officers to remain focused on the overall long-term performance of the Company. In 1997, executive officers received grants of non-qualified stock options. These options were granted at the fair market value of the Common Stock on the date of grant. The options become exercisable over a five-year period and have a ten-year term. In determining the number of stock options granted to executive officers, the Compensation Committee took into account position levels, individual performance, the tax consequences of the grant to the individual and the Company and the number of shares available for issuance under the Company's 1995 and 1997 Stock Plans.

Chief Executive Officer Compensation

  During 1997, the Company's most highly compensated executive officer was its Chief Executive Officer, Eugene G. Banucci. Dr. Banucci participates in the same executive compensation program provided to other executive officers and senior management of the Company as described above. Approximately 50% of the increase in Dr. Banucci's base salary is based on the Company's financial performance, primarily earnings per share and revenue growth, in the previous fiscal year. The other 50% is based on fulfillment of a series of objectives during the previous fiscal year established at the beginning of the year by the Compensation Committee in consultation with the Chief Executive Officer. The objectives used to determine base salary for fiscal 1997 consisted of new product introductions, market share growth and exceeding certain financial objectives. In 1997, Dr. Banucci received a base salary of $210,000, which included a 17% increase over his base salary in 1996. Dr. Banucci's base salary in 1997 was established by an employment agreement between Dr. Banucci and the Company. Dr. Banucci also received a cash bonus for 1997 of $125,000 based upon the achievement of specified objectives and various strategic initiatives during 1997, including the integration of the ADCS Group and LSL with the Company's existing businesses. Furthermore, on January 1, 1997, Dr. Banucci was granted non-qualified stock options to purchase 25,000 shares of Common Stock at an exercise price of $17.25 per share, which was the fair market value of the Common Stock on the date of grant. The options become exercisable over a five-year period and have a ten-year term .

                                    Compensation Committee:



                                    Mark A. Adley
                                    Robert S. Hillas
                                    Stephen H. Mahle

Stock Performance Graph

  The following graph compares the cumulative total stockholder return on the Company's Common Stock with the return on the Total Return Index for the Nasdaq Stock Market (U.S.) and the Nasdaq Electronic Components Stock Index. The measurement assumes a $100 investment as of November 23, 1993 (the first day of public trading after the Company's initial public offering) with all dividends reinvested. The data presented are on an annual basis from the time of the Company's initial public offering to the end of fiscal 1997.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
               AMONG ATMI, NASDAQ AND ELECTRONIC COMPONENT INDEX

                        PERFORMANCE GRAPH APPEARS HERE


                                                         ELECTRONIC
MEASUREMENT PERIOD                                       COMPONENT
(FISCAL YEAR COVERED)          ATMI         NASDAQ         INDEX
---------------------       ----------     ---------     ----------
Measurement Pt-  11/23/93    $100           $100         $100
FYE 12/31/93                 $ 84           $103         $103
FYE 12/31/94                 $ 85           $100         $114
FYE 12/31/95                 $143           $142         $188
FYE 12/31/96                 $246           $175         $325
FYE 12/31/97                 $346           $215         $341

                             CERTAIN TRANSACTIONS

ACQUISITION OF THE ADCS GROUP

  On October 10, 1997, the Company acquired the ADCS Group in exchange for 5,468,747 shares of the Company's Common Stock. Stephen H. Siegele, an executive officer, director and greater than 5% stockholder of the Company, was a principal holder of interests in the ADCS Group and received 3,741,305 shares of Common Stock in the exchange. F.H.S. Investments, Ltd., of which Frederick
H. Siegele, Stephen H. Siegele's father, is the sole general partner, received 626,534 shares of Common Stock in exchange for its interests in the ADCS Group. Stuart F. Siegele and Frederick J. Siegele, Stephen H. Siegele's brothers, received 205,861 and 179,009 shares of Common Stock, respectively, in exchange for their interests in the ADCS Group.

  On October 10, 1997, in connection with the acquisition of the ADCS Group, the Company and the holders of interests in the ADCS Group (the "ADCS Holders"), including Stephen H. Siegele, F.H.S. Investments, Frederick J. Siegele and Stuart F. Siegele, entered into an indemnification agreement (the "Indemnification Agreement") with the Company. Pursuant to the Indemnification Agreement, the Company will indemnify and hold harmless each of the ADCS Holders and their respective heirs, affiliates, general partners, limited partners and each of their respective successors and assigns (the "ADCS Indemnified Parties") against any and all losses arising out of or relating to any breach of the representations, warranties, or covenants of the Company in the merger and exchange agreement executed in connection with the acquisition of the ADCS Group (the "Merger and Exchange Agreement") or any document, certificate or agreement delivered pursuant to the Merger and Exchange Agreement.

  In addition, pursuant to the terms of the Indemnification Agreement, the ADCS Holders will indemnify and hold harmless the Company, its subsidiaries, its affiliates (including the ADCS Group and its subsidiaries) and their respective successors and assigns (the "Company Indemnified Parties") against any and all losses arising out of and relating to (i) any breach of the representations, warranties and covenants of the ADCS Group and its subsidiaries contained in the Merger and Exchange Agreement or any document, certificate or agreement delivered pursuant to the Merger and Exchange Agreement and (ii) the following tax matters: (1) any previously unpaid income taxes which may result from the restructuring of the ADCS Group in 1996; (2) depreciation on tax returns filed with respect to fiscal year 1996 and the period in 1997 prior to October 10, 1997; (3) state sales tax paid with respect to fiscal year 1996 and the period in 1997 prior to October 10, 1997 to a state in which the ADCS Group had not previously paid sales tax or franchise taxes; (4) disallowance of any deductions for executive compensation; or (5) disallowance of any deductions for travel or entertainment expenses taken on tax returns filed with the respect to fiscal year 1996 and the period of 1997 prior to October 10, 1997. Notwithstanding the foregoing indemnification, the Company has agreed to bear the costs of certain proceedings involving the taxing authorities through a trial court determination related to these tax matters. Furthermore, the Indemnification Agreement provides that each ADCS Holder will severally indemnify the Company Indemnified Parties for losses arising from breaches of such holder's representations, warranties and covenants contained in any certificate or agreement delivered to the Company in connection with consummation of the transactions contemplated by the Merger and Exchange Agreement.

  The Indemnification Agreement limits the Company's liability for losses to the aggregate value of the 750,000 shares of the Company's Common Stock which the ADCS Holders were required to place in escrow as security for their indemnification obligations. Stephen H. Siegele, F.H.S. Investments, Frederick
J. Siegele and Stuart F. Siegele have deposited in escrow certificates representing 513,095, 85,924, 24,550 and 28,232 shares of Common Stock, respectively. The Indemnification Agreement sets forth certain limits on the parties' indemnification obligations, such as deductibles that must be reached before a claim may be made, time deadlines before which claims must be made and limitations on the amount of indemnification which may be paid. The ADCS Holders, in the aggregate, shall not be liable for any damages in excess of the aggregate value of the shares of the Company's Common Stock in the escrow funds (valued at $16.00 per share), and no ADCS Holder shall be liable for any damages in excess of such holder's escrow fund. The escrowed shares are divided and held in three separate accounts, each of which will be available only for certain specified claims, with an aggregate of 625,000 shares available solely for claims arising under tax matter (1) discussed in the prior paragraph, an aggregate of 75,000 shares available solely for claims arising under tax matters (2) through (5) discussed in the prior paragraph and an aggregate of 50,000 shares available solely for (i) claims for indemnification other than with respect to tax matters
(1) through (5), and (ii) claims against an ADCS Holder arising from breaches of such holder's representations, warranties and covenants as discussed below, provided that recourse will be limited to the escrow fund of the breaching ADCS Holder.

  Other than with respect to tax matters or fraud or intentional misrepresentation, an indemnified party generally may not make any claim for indemnification after October 10, 1998, and no such claim may be brought after the date of issuance of the first independent audit report with respect to the financial statements of the Company after October 10, 1997, if such claim is of a type expected to be encountered in the course of an audit performed in accordance with generally accepted auditing standards. The claims period for claims with respect to the tax matters specified above or with respect to fraud or intentional misrepresentation will extend for the statute of limitations applicable to the matters which are the subject of such claims.

  The escrow account consisting of 50,000 shares of Common Stock will be held in escrow until the later of: (i) October 10, 1998; and (ii) the date on which all claims regarding breaches of general representations and warranties by the ADCS Group and the ADCS Holders are finally resolved and all amounts have been paid in full from the escrow funds. The escrow accounts consisting of 625,000 shares and 75,000 shares of Common Stock will be held in escrow until the later of: (i) October 10, 1998; and (ii) the expiration of the applicable statute of limitations with respect to the tax matters for which the ADCS Holders are providing indemnification (unless a claim for tax matters is pending). A portion of the escrow accounts consisting of 625,000 shares and 75,000 shares of Common Stock may be released earlier if the Company determines that certain of the escrowed shares are no longer required as security for the indemnification obligations of the ADCS Holders.

  While management of the Company believes that the indemnification provided by the ADCS Holders will be adequate, because of the various limitations discussed above, a possibility exists that the losses experienced by the Company could exceed the value of the shares held in escrow because the shares held in escrow are insufficient in number or, due to market conditions and potential stock price volatility, in value to adequately compensate the Company for any losses which are the subject of the indemnification. Furthermore, a possibility exists that the losses which are the subject of the indemnification will be incurred during periods other than those for which claims may be made with respect to such losses. Consequently, losses for which there is insufficient indemnification could have a material adverse effect on the Company.

  The Company entered into employment agreements with each of Stephen H. Siegele, Frederick H. Siegele and Frederick J. Siegele effective October 1997. Pursuant to the agreements, Stephen H. Siegele, Frederick H. Siegele and Frederick J. Siegele will act as President, Chief Technical Officer and General Counsel of the ADCS division, respectively. The agreements provide for annual salaries to Stephen H. Siegele, Frederick H. Siegele and Frederick J. Siegele of $400,000, $150,000 and $160,000, respectively. Salaries are subject to increase from time to time to take into account appropriate cost of living adjustments and general compensation increases based on performance, in the discretion of the Board of Directors. Each employee will also be eligible to receive additional compensation, including awards of performance bonuses at levels commensurate with other employees of the Company of equivalent position and grants of employee stock options, in each case in the discretion of the Compensation Committee of the Board of Directors.

  The employment agreements expire on the earliest to occur of (i) October 10, 1999, (ii) the death of the employee, (iii) the termination of the agreements due to the incapacity of the employee, (iv) the termination of the agreements by the employer with or without cause or (v) the termination of the agreements by the employee for just cause. Under the terms of the agreements, if the employer terminates the employee without cause, or if the employee terminates the agreement for just cause, the employer will pay the employee his annual base salary then in effect for a period of 18 months after termination in the case of Stephen H. Siegele and for a period of nine months after termination in the case of Frederick H. Siegele and Frederick J. Siegele. The employer will also provide the employee during such period with medical, dental, life and disability insurance benefits on the same basis the employer would have provided the employee during such period had he continued to be an employee of the employer.

  The employment agreements restrict each employee from competing with the employer during the term of the agreement and for a period of the later of October 10, 2002 or 36 months after the termination of employment in the case of Stephen H. Siegele or 24 months after the termination of employment in the case of Frederick H. Siegele and Frederick J. Siegele. In the event the Company should seek to enforce such non-competition provisions in a court, a court may, in exercising its discretionary authority, determine not to enforce, or to limit enforcement of, such provisions against an employee.

ACQUISITION OF LSL

  On October 10, 1997, the Company acquired LSL in exchange for 3,671,349 shares of the Company's Common Stock. Lamonte H. Lawrence, a director and greater than 5% stockholder of the Company, was the principal stockholder of LSL and received 3,597,922 shares of Common Stock in exchange for his shares of LSL's common stock.

  Under the terms of the merger agreement executed in connection with the acquisition of LSL (the "LSL Merger Agreement"), the Company will indemnify and hold harmless each of the former stockholders of LSL (the "LSL Stockholders"), including Lamonte H. Lawrence, against any and all losses arising out of (i) the conduct of the business or ownership of LSL after the Company's acquisition thereof, and (ii) any breach of the representations, warranties, or covenants of the Company contained in the LSL Merger Agreement. Losses do not include any loss resulting from a diminution in the value of the Company's Common Stock received in the acquisition of LSL. Further, the Company will indemnify and hold harmless each of Lamonte H. Lawrence, Lawrence Semiconductor Investments, Inc. ("LSI") and Lawrence Semiconductor Research Laboratories, Inc. ("LSRL"), of which Mr. Lawrence is sole stockholder, against any and all losses arising out of a breach by LSL of any obligation guaranteed by Mr. Lawrence, LSI or LSRL.

  In addition, pursuant to the terms of the LSL Merger Agreement, the LSL Stockholders will indemnify and hold harmless LSL, the Company, Welk Acquisition Corporation, and each of their officers, directors, employees, agents, representatives and affiliates (the "Company Indemnified Parties") against any and all losses arising out of any breach of the representations, warranties and covenants of LSL contained in the LSL Merger Agreement. Each LSL Stockholder will also severally indemnify the Company Indemnified Parties for each LSL Stockholder's pro rata share of losses arising from any breach of the representations, warranties and covenants of LSL contained in the LSL Merger Agreement with respect to taxes and environmental matters (the "Special Indemnities").

  The LSL Merger Agreement sets forth certain limits on the parties' indemnification obligations, such as deductibles that must be reached before a claim may be made, time deadlines before which claims must be made and limitations on the amount of indemnification which may be paid. Except with respect to the Special Indemnities, the LSL Stockholders, in the aggregate, shall not be liable for any losses in excess of the aggregate value of the 183,568 shares of the Company's Common Stock valued at $21.00 per share which the LSL Stockholders were required to place in escrow as security for their indemnification obligations. Mr. Lawrence has placed 179,896 shares into the escrow fund. With respect to the Special Indemnities, Mr. Lawrence is individually and personally liable for his pro rata portion, or 98%, of any losses.

  Other than with respect to the Special Indemnities and certain covenants, an indemnified party generally may not make any claim for indemnification after October 10, 1998, and no such claim may be brought after the date of issuance of the first independent audit report with respect to the financial statements of the Company after the Company's acquisition of LSL if such claim is of a type expected to be encountered in the course of an audit performed in accordance with generally accepted auditing standards. With respect to the Special Indemnities, the claims period will extend for the statute of limitations applicable to the matters which are the subject of such claims.

  While management of the Company believes that the indemnification provided by the LSL Stockholders will be adequate, because of the various limitations discussed above, a possibility exists that the losses experienced by the Company could exceed the value of the shares held in escrow because the shares held in escrow are insufficient in number or, due to market conditions and potential stock price volatility, in value to adequately compensate the

Company for any losses which are the subject of the indemnification. Furthermore, a possibility exists that the losses which are the subject of the indemnification will be incurred during periods other than those for which claims may be made with respect to such losses. Consequently, losses for which there is insufficient indemnification could have a material adverse effect on the Company or the other parties entitled to indemnification.

  On October 10, 1997, LSL and LSI, a corporation wholly owned by Lamonte H. Lawrence, entered into a consulting agreement (the "Consulting Agreement"). Pursuant to the Consulting Agreement, Mr. Lawrence's employment by LSL terminated, LSL's obligations under any employment agreement ceased, and LSL retained LSI as an independent consultant for a three-year period (the "Consulting Term") on an independent contractor basis. Consulting services under the Consulting Agreement are provided exclusively by Mr. Lawrence. During each of the three twelve-month periods of the Consulting Term, Mr. Lawrence will render consulting services as mutually agreed by LSI and LSL. In consideration of the consulting services to be provided, LSL will pay LSI a per diem of $2,880, but in no event will the total fee payable to LSI total less than $250,000 for the first twelve-month period. Such minimum was determined as approximately one-third of Mr. Lawrence's compensation from LSL in 1996, as Mr. Lawrence, on behalf of LSI, is expected to devote approximately one-third of his time during the year to LSL-related matters. The Company will permit LSI to become a participating employer in the Company's health insurance program, but only for the benefit of Mr. Lawrence. The Consulting Agreement may be terminated by LSI after one year upon thirty days' written notice to LSL, may only be terminated by LSL for cause and terminates automatically upon Mr. Lawrence's disability or death.

OTHER

  In October 1997, LSL converted existing notes receivable from Lamonte H. Lawrence bearing interest at 7% and due upon demand into a promissory note in the principal amount of $1,000,779 bearing interest at 8% per annum. The note is due and payable on October 9, 1998.

  In March 1997, the Company loaned Peter S. Kirlin $60,000 in exchange for Dr. Kirlin's promissory note bearing interest at 6% per annum. In July 1997, the Company loaned Dr. Kirlin an additional $50,000 in exchange for Dr. Kirlin's promissory note bearing interest at 6% per annum. In December 1997, Dr. Kirlin prepaid an aggregate of $23,120 due under the notes and the Company consolidated the two notes into one promissory note in the principal amount of $86,880 bearing interest at 6% per annum. The note is due and payable on June 30, 1998.

                      2.  1998 EMPLOYEE STOCK PURCHASE PLAN

  The Board of Directors has unanimously adopted and recommended that the stockholders consider and approve the Company's 1998 Employee Stock Purchase Plan (the "Purchase Plan"), under which an aggregate of 500,000 shares will be reserved for issuance. To become effective, the Purchase Plan must be approved by the Company's stockholders. Such approval at the 1998 Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on the Purchase Plan will have the effect of a vote against the Purchase Plan; broker non-votes with respect to voting on the Purchase Plan will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THE PURCHASE PLAN IS ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PURCHASE PLAN.
---

  The following constitutes a brief discussion of the material features of the Purchase Plan and is qualified in its entirety by reference to the Purchase Plan, the full text of which is attached hereto as Appendix A and is incorporated herein by reference. All stockholders of the Company are urged to read Appendix A in its entirety.

PURPOSE

  The purpose of the Purchase Plan is to provide employees (including officers) of the Company and subsidiaries designated by the Board of Directors (each a "Designated Subsidiary") with an opportunity to purchase Common Stock of the Company through payroll deductions and to assist the Company in attracting, retaining and motivating valued employees.

ADMINISTRATION

  The Purchase Plan may be administered by the Board of Directors or the Compensation Committee or other committee appointed by the Board of Directors and consisting of at least two directors. All questions of interpretation or application of the Purchase Plan will be determined by the Board of Directors or its committee, and its decisions will be final, conclusive and binding upon all participants.

SHARES SUBJECT TO THE PURCHASE PLAN

  The stock to be offered under the Purchase Plan consists of shares of the Company's Common Stock. The total number of shares of Common Stock reserved for issuance under the Purchase Plan is 500,000 shares (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations and the like). The shares may be either authorized and unissued shares, treasury shares or shares purchased on the open market.

ELIGIBILITY

  Each employee (including officers) of the Company (or a Designated Subsidiary) who has been employed by the Company or a Designated Subsidiary for at least six months, except for employees who are scheduled to work less than 20 hours per week or less than five months per calendar year, is eligible to participate in an offering under the Purchase Plan, subject to certain limitations imposed by
Section 423 of the Code, and subject to limitations on stock ownership as set forth in the Purchase Plan. Eligible employees become participants in the Purchase Plan by filing with the payroll office of the Company an enrollment form authorizing payroll deductions prior to the applicable offering date. As of March 31, 1998, there were approximately 350 employees eligible to participate in the Purchase Plan.

PARTICIPATION IN AN OFFERING

  Each offering of Common Stock under the Purchase Plan extends for a period of six months ("Offering Period"), unless the participant withdraws or terminates employment earlier. The Board of Directors or its committee may change the length of Offering Periods without stockholder approval. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions must be at least 1% and may not exceed 15% of a participant's regular salary (base straight time gross earnings). Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employee's employment terminates.

GRANT OF OPTION

  At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of the Company's Common Stock. The option is exercised at the end of each Offering Period to the extent of the payroll deductions accumulated during such Offering Period.

PURCHASE PRICE

  Shares of Common Stock may be purchased under the Purchase Plan at a price equal to 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the Offering Period or (ii) the last day of the

Offering Period. The fair market value of the Common Stock on any relevant date will be equal to (i) the average of the high and low prices for the Common Stock as quoted on the principal national securities exchange on which the Common Stock is then traded if the Common Stock is listed on any national securities exchange, or (ii) the last reported sales price for the Common Stock (or the closing bid, if no sales were reported) on The Nasdaq Stock Market if the Common Stock is not then traded on a national securities exchange, or (iii) the closing bid price (or average of bid prices) last quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then reported on The Nasdaq Stock Market, each as reported in The Wall Street Journal. The last sale price for the Company's Common Stock as reported by the Nasdaq National Market on April 13, 1998 was $28.00 per share.

SHARES PURCHASED

  The number of shares of Common Stock a participant purchases in an Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Offering Period by the purchase price determined as described above. Any payroll deductions not applied to the purchase of shares will generally be applied to the purchase of shares in subsequent Offering Periods. In addition to the limitation on the maximum payroll deduction, the option granted to the participant may not give a participant the right to purchase shares under the Purchase Plan at a rate per calendar year in excess of $25,000 (based on the market price on the first day of an Offering Period).

TERMINATION OF EMPLOYMENT

  Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous scheduled employ of the Company or a Designated Subsidiary for at least 20 hours per week (or five months per year) during the applicable Offering Period, cancels his or her option and participation in the Purchase Plan immediately.
In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

WITHDRAWAL

  A participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular Offering Period, that participant may not participate again in the same Offering Period.

CHANGES IN CAPITAL

  In the event any change is made in the Company's capitalization during an Offering Period, such as a stock split, stock combination or stock dividend, which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the Purchase Plan.

AMENDMENT AND TERMINATION OF PLAN

  The Board of Directors may at any time and for any reason terminate or amend the Purchase Plan, except that without the approval of the stockholders of the Company, the Board of Directors may not (i) increase the number of shares of Common Stock available for sale under the Purchase Plan or (ii) materially modify the eligibility for participation in the Purchase Plan. Termination of the Purchase Plan shall not affect options previously granted, except in the case of an acquisition of the Company.

FEDERAL INCOME TAX CONSEQUENCES

  The Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the Offering Period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holdings periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

  Because the tax consequences to a participant may vary depending upon the participant's individual situation, and because such tax consequences are subject to change due to changes in tax laws or regulations, each participant should consult his or her personal tax advisor regarding the federal, and any state, local or foreign, tax consequences to the participant.

                               3.  1998 STOCK PLAN

  The Board of Directors has unanimously adopted and recommended that the stockholders consider and approve the Company's 1998 Stock Plan (the "1998 Stock Plan"), under which an aggregate of 2,000,000 shares will be reserved for issuance. To become effective, the 1998 Stock Plan must be approved by the Company's stockholders. Such approval at the 1998 Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on the 1998 Stock Plan will have the effect of a vote against the 1998 Stock Plan; broker non-votes with respect to voting on the 1998 Stock Plan will have no effect on the outcome of the vote.

  In June 1987, the Company adopted the 1987 Stock Plan, which was approved by the Company's stockholders in July 1987 and which has been amended from time to time (the "1987 Stock Plan"). While there are options outstanding under the 1987 Stock Plan, the 1987 Stock Plan expired in 1997. In May 1995, the Company adopted the 1995 Stock Plan, which was approved by the Company's stockholders in May 1995 (the "1995 Stock Plan"). In April 1997, the Company adopted the 1997 Stock Plan, which was approved by the Company's stockholders in April 1997, and which was amended in May 1997 (the "1997 Stock Plan"). As of March 31, 1998, 531,969 shares of Common Stock had been issued pursuant to the exercise of options granted under the 1987, 1995 and 1997 Stock Plans, options to purchase 1,798,061 shares were outstanding under such plans and 185,803 shares were available for future grants under the 1995 and 1997 Stock Plans. To assure that sufficient shares are available to provide stock-based incentives to those employees, directors, officers and consultants of the Company and any subsidiaries who will be responsible for the Company's future growth and continued success, the Board of Directors has adopted the 1998 Stock Plan. In addition, if the Company completes its proposed acquisition of NOW Technologies, Inc. ("NOW Technologies"), outstanding options to purchase the common stock of NOW Technologies will be converted into options to purchase the Company's Common Stock under the Company's stock plans. The Company may not have sufficient shares available for grant under its existing stock plans to provide for the conversion of all outstanding NOW Technologies options. If necessary, therefore, if the 1998 Stock Plan is approved by the Company's stockholders, a portion of the shares reserved under the 1998 Stock Plan will be allocated to the potential conversion of outstanding NOW Technologies options into Company options. Following stockholder approval of the 1998 Stock Plan, or if stockholder approval is not obtained, the Company may continue to grant awards under the 1995 and 1997 Stock Plans in accordance with their terms.
THE BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THE 1998 STOCK PLAN IS ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 1998 STOCK PLAN.
---

  The following constitutes a brief discussion of the material features of the 1998 Stock Plan and is qualified in its entirety by reference to the 1998 Stock Plan, the full text of which is attached hereto as Appendix B and is incorporated herein by reference. All stockholders of the Company are urged to read Appendix B in its entirety.

NATURE AND PURPOSE

  The stated purpose of the 1998 Stock Plan is to secure for the Company and any subsidiaries of the Company the benefits arising from capital stock ownership and the receipt of capital stock-based incentives by those employees, directors, officers and consultants of the Company and any subsidiaries who will be responsible for the Company's future growth and continued success.

  The 1998 Stock Plan is designed to meet these objectives by granting stock incentive awards to those persons whose performance or potential contribution will benefit the Company. The 1998 Stock Plan empowers the Company to grant to employees (including officers), directors and consultants of the Company and its subsidiaries incentive and non-qualified stock options ("Options"), stock appreciation rights ("SARs") and restricted stock awards ("Awards"). The 1998 Stock Plan also empowers the Company to grant to eligible individuals any combination of any or all of these Options, SARs and Awards, subject to certain limitations.

  Persons to whom grants of Options, SARs and Awards are made are sometimes referred to as "participants." References to "incentive stock options" are to incentive stock options within the meaning of Section 422 of the Code.

DURATION

  The 1998 Stock Plan provides that it will terminate upon the earlier of (i) the tenth anniversary of the date of approval of the 1998 Stock Plan by the stockholders of the Company or (ii) the date on which all shares available for issuance under the 1998 Stock Plan shall have been issued pursuant to Awards and the exercise or cancellation of Options and SARs granted thereunder. Options, SARs and Awards outstanding on the termination date of the 1998 Stock Plan will continue to have full force and effect in accordance with the provisions of the instruments evidencing the Options, SARs and Awards. Pursuant to the 1998 Stock Plan, the Board of Directors may modify, amend, terminate or suspend the 1998 Stock Plan from time to time or at any time without stockholder approval, including amending the 1998 Stock Plan to increase the number of shares of Common Stock subject to the 1998 Stock Plan. Any such modification, amendment, termination or suspension of the 1998 Stock Plan will not impair the rights of any person with respect to any Option, SAR or Award previously granted.

ADMINISTRATION

  The 1998 Stock Plan may be administered by the Board of Directors of the Company, or a Compensation Committee or other committee, appointed by the Board of Directors and consisting of at least two directors, whose construction and interpretation of the terms and provisions of the 1998 Stock Plan are final and conclusive. The Board of Directors has delegated many of its powers under the 1998 Stock Plan to the Company's Compensation Committee. Members of the Compensation Committee serve at the discretion of the Board of Directors. The Compensation Committee may recommend to the Board of Directors the grant of Options and SARs, issue shares upon exercise of such Options and SARs, and may recommend to the Board of Directors the grant of Awards, all as provided in the 1998 Stock Plan. The Compensation Committee has the authority, subject to the express provisions of the 1998 Stock Plan, to construe the 1998 Stock Plan and its related agreements, to prescribe, amend and rescind the rules and regulations relating to the 1998 Stock Plan, to determine the terms and provisions of the respective Option, SAR and Award agreements, which need not be identical, and to make all other determinations in the judgment of the Compensation Committee necessary or desirable for the administration of the 1998 Stock Plan. The 1998 Stock Plan provides that if Options, SARs and Awards are to be approved solely by a committee, the committee members must be "outside directors" as that term is used in the regulation related to Section 162(m) of the Code and "non-employee directors" as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

SHARES SUBJECT TO THE 1998 STOCK PLAN

  The stock to be offered under the 1998 Stock Plan consists of shares of the Company's Common Stock. The last sale price for the Company's Common Stock as reported by the Nasdaq National Market on April 13, 1998 was $28.00 per share. The maximum number of shares of Common Stock in respect of which Options, SARs and Awards may be granted pursuant to the provisions of the 1998 Stock Plan may not exceed 2,000,000 (subject to adjustment for stock splits, stock dividends, recapitalizations and the like). The shares may be either authorized and unissued shares, treasury shares or shares purchased on the open market. If the Company reacquires unvested shares issued pursuant to Awards under the 1998 Stock Plan, or if an Option or SAR expires or terminates without having been exercised in full, the reacquired or unexercised shares will be available for subsequent grant under the 1998 Stock Plan. Shares of Common Stock issued pursuant to the 1998 Stock Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Compensation Committee.

ELIGIBILITY

  All employees (including officers) of the Company or any of its subsidiaries are eligible to receive incentive stock options pursuant to the 1998 Stock Plan. All employees (including officers), directors and consultants of the Company or any of its subsidiaries are eligible to receive non-qualified options, SARs and Awards. As of March 31, 1998, approximately 403 persons were eligible to participate in the 1998 Stock Plan.

  The selection of participants in, and the nature and size of grants under, the 1998 Stock Plan are within the discretion of the Compensation Committee, subject to approval by the Board of Directors. However, under the 1998 Stock Plan, the maximum number of shares with respect to which Options or SARs may be granted to any employee shall be limited to 112,500 shares of Common Stock in any calendar year. The Board of Directors' designation of a participant in any year does not require the Board of Directors to designate such person to receive a grant in any other year. With respect to the 1998 Stock Plan, other than the allocation of shares with respect to the potential conversion of outstanding NOW Technologies options into Company options, the Board of Directors has made no determination regarding the selection of particular participants to receive grants or the nature of any grants to be made, and it is not determinable what, if any, grants the Board of Directors may have made under the 1998 Stock Plan had it been in effect in 1997. However, the table below shows the number of Options granted under the 1995 and 1997 Stock Plans to such persons or groups listed in such table during 1997.


                                                                            Numbers of Options
                            Name and Position                               Granted in 1997(1)
                            -----------------                               ------------------
Eugene G. Banucci, President, Chief Executive Officer
Chairman of the Board and Director................................                    25,000

James M. Burns, President - EcoSys Division.......................                    35,000

Peter S. Kirlin, Executive Vice President.........................                    20,000

Daniel P. Sharkey, Vice President
  Chief Financial Officer and Treasurer...........................                    15,000

Duncan W. Brown, President - Epitronics Division..................                     5,000

All current executive officers as a group.........................                   125,000

All current directors who are not executive officers
as a group........................................................                         0

All current employees, including all current officers
who are not executive officers, as a group........................                   450,890

___________
(1) All such options were non-qualified options and generally become exercisable in 20% increments on each of the five anniversary dates from the date of grant. They were granted at exercise prices ranging from $16.88 to $29.38, the fair market value on the dates of grant. They expire ten years from the respective dates of grant.

OPTIONS AND SARS

Options

  Options granted under the 1998 Stock Plan may be in the form of incentive stock options or non-qualified stock options. Options may be granted under the 1998 Stock Plan on such terms and conditions not inconsistent with the provisions of the 1998 Stock Plan and in such form as the Board of Directors may from time to time approve.

  The Option exercise price per share of Common Stock purchasable under an Option granted under the 1998 Stock Plan shall be determined by the Board of Directors at the time of grant. The exercise price of an incentive stock option, however, shall not be less than the fair market value of Common Stock on the date of grant or, in the case of an incentive stock option to be granted to a participant owning stock having more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the exercise price per share shall be not less than 110% of the fair market value of such stock on the date of grant. The exercise price of a non-qualified stock option shall not be less than 50% of the fair market value of Common Stock on the date of grant.

  The term of each Option granted under the 1998 Stock Plan shall be fixed by the Board of Directors; however, the term of any Option may not exceed ten years from the date of grant, except that the term of any incentive stock option granted to a participant owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary may not exceed five years.

  An Option granted under the 1998 Stock Plan shall be exercisable at such time or times and subject to such conditions as shall be determined by the Board of Directors at the date of grant and as set forth in the instrument evidencing the Option. With respect to incentive stock options, the aggregate fair market value (determined as of the date of grant) of the number of shares with respect to which such incentive stock options are exercisable for the first time by a participant during any calendar year may not exceed $100,000 or such other limit as may be established under Section 422 of the Code.

  An Option granted under the 1998 Stock Plan may be exercised as provided in the instrument evidencing the option; however, no partial exercise of the Option may be for less than ten shares. Payment of the exercise price may be made with cash, with shares of Common Stock or with a combination of cash and stock. The Compensation Committee may also permit participants to simultaneously exercise options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Compensation Committee, and to use the proceeds from such sale as payment of the purchase price. The Compensation Committee may, in its discretion, accelerate the date of exercise of any installments of any Options, provided that no acceleration will be made that would violate the annual vesting limitation contained in
Section 422(d) of the Code with respect to incentive stock options.

  No shares of Common Stock will be issued under the 1998 Stock Plan unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws or any applicable listing requirements of any national securities exchange on which the Common Stock is then listed. Any participant in the 1998 Stock Plan may be required to represent and agree in writing that the stock acquired by the participant is being acquired for investment.

Stock Appreciation Rights

  Under the 1998 Stock Plan, an SAR may be granted in tandem with, in addition to, or independent of any other grant. An SAR is the right to receive, without payment, an amount equal to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the grant price of such share, multiplied by the number of shares as to which the SARs shall have been exercised. The Company will pay such amount to the holder in cash or in shares of Common Stock or a combination thereof, as the Compensation Committee may determine.

  An SAR may be exercised by a participant in accordance with procedures established by the Compensation Committee. The Compensation Committee may also determine that an SAR shall be automatically exercised on one or more specified dates.

Employment

  An Option or SAR shall terminate if the participant ceases to be employed by the Company or a subsidiary for any reason other than death, except that the participant may (except as otherwise provided in the instrument evidencing the Option or SAR) exercise within the three-month period following termination of employment any unexpired portion of an Option or SAR that was otherwise exercisable on the date of termination of employment. Except as otherwise provided in the instrument evidencing the Option or SAR, if a participant dies while an employee of the Company or a subsidiary, any Option or SAR granted to such participant may be exercised by the participant's personal representatives or heirs within six months of the participant's death to the extent that the participant could have exercised the Option or SAR on the date of his or her death.

Transferability

  No Option or SAR granted under the 1998 Stock Plan, and no right or interest therein, is assignable or transferable by a participant except by will or the laws of descent and distribution or, with respect to non-qualified stock options and SARs, to the extent the participant's agreement granting such non-qualified stock option or SAR provides otherwise.

AWARDS

  The Board of Directors may grant a participant an Award of shares of Common Stock, on such terms and conditions and subject to such restrictions as the Board of Directors may determine. Such restrictions may include restrictions on the pledging, sale, assignment, transfer or other disposition of such shares and the requirement that the participant forfeit all or a portion of such shares to the Company upon termination of employment. Each participant receiving an Award may be required to enter into a stock restriction agreement with the Company agreeing to such restrictions. Shares issued pursuant to an Award are held by the participant as holder of record for all purposes, including voting and receipt of dividends.

Transferability

  Shares of Common Stock issued pursuant to an Award may not be sold, assigned, transferred or otherwise disposed of, except, subject to the terms of any stock restriction agreement, by will or the laws of descent and distribution, and may not be pledged or hypothecated as collateral for a loan, prior to the lapse of restrictions on such shares. Any attempt by the participant to dispose of or encumber the shares issued pursuant to an Award prior to the lapse of restrictions on such shares will cause the participant's interest in such shares to terminate.

Employment

  Except as otherwise provided in any stock restriction agreement, if prior to the lapse of the restrictions on the stock the participant ceases to be an employee of the Company or a subsidiary for any reason, all such shares which remain subject to restrictions shall be forfeited to the Company.

CHANGE IN CONTROL

  The 1998 Stock Plan provides that if (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) the property or stock of the Company is acquired by any other corporation, or
(iii) the Company is reorganized or liquidated, then the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, will, as to outstanding Options, SARs and Awards,
(1) make appropriate provision for the protection of any such outstanding Options, SARs and Awards by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable or exercisable in respect of the shares of Common Stock, (2) upon written notice to the participants, provide that all unexercised Options and SARs must be exercised within a specified number of days of the date of such notice or such Options and SARs will be terminated, or (3) upon written notice to the participants, provide that the Company or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all Options, SARs and Awards held by each participant and unexercised as of that date for an amount and in the form determined pursuant to the 1998 Stock Plan.

FEDERAL INCOME TAX CONSEQUENCES

  Based on current provisions of the Code, and the existing regulations thereunder, certain anticipated federal income tax consequences with respect to the several types of grants are described below.

Grant of Options and SARs

  A participant will not recognize any taxable income at the time an Option or SAR is granted, and the Company will not be entitled to a federal income tax deduction at that time.

Incentive Stock Options

  No ordinary income will be recognized by a participant holding an incentive stock option at the time of exercise. The excess of the fair market value of the shares at the time of exercise over the aggregate option exercise price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the participant holds the shares for the greater of two years after the date the option was granted or one year after the acquisition of such shares, the difference between the amount realized upon disposition of the shares and the aggregate option exercise price will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares are disposed of in a sale, exchange or other "disqualifying disposition" (including the use of the shares to exercise subsequent options) within two years after the date of grant or within one year after the date of exercise, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the aggregate option exercise price, and the Company will usually be entitled to a federal income tax deduction equal to such amount. In addition, the participant will have a taxable capital gain equal to the difference, if any, between: (i) the amount realized upon disposition of the shares, and (ii) the sum of the aggregate option exercise price plus the amount of ordinary income on which the participant was taxed.

Non-Qualified Stock Options

  Taxable ordinary income will be recognized by the participant at the time of exercise of a non-qualified stock option in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate option exercise price. The Company will usually be entitled to a corresponding federal income tax deduction. At the time of a subsequent sale of the shares, the participant will generally recognize a taxable capital gain or loss based upon the difference between the aggregate selling price of the shares and the aggregate fair market value of the shares at the time of exercise.

Stock Appreciation Rights

  Upon the exercise of an SAR, the participant will realize taxable ordinary income on the amount of cash received and/or the then current fair market value of the shares of Common Stock received, and the Company will usually be entitled to a corresponding federal income tax deduction. The participant's basis in any shares of Common Stock received will be equal to the amount of ordinary income upon which the participant was taxed. Upon any subsequent disposition, any gain or loss realized will be a capital gain or loss.

  In order for the full value of SARs to be deductible by the Company for federal income tax purposes, the Company may intend for such SARs to be treated as "qualified performance-based compensation," in which case, such SARs granted shall be subject to additional requirements.

Awards

  Unless a participant makes the election described below, a participant receiving a restricted Award will not recognize income, and the Company will not be allowed a deduction, at the time of grant of such Award, assuming no portion of the Award is vested at the time of grant. While the restrictions on the shares are in effect, a participant will recognize compensation income equal to the amount of the dividends received, and the Company will be allowed a deduction in a like amount. When the restrictions on the shares are removed or lapse, the fair market value of the shares on the date the restrictions are removed or lapse in excess of the amount, if any, paid by the participant will be ordinary income to the participant in the year in which such restrictions are removed or lapse, and such amount will be allowed as a deduction for federal income tax purposes to the Company. Upon disposition of the shares, the gain or loss recognized by the participant shall be equal to the difference between the amount realized on such disposition and the fair market value of the shares on the date the restrictions were removed or lapsed. Such amount will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon the period of time the shares are held by the participant following the removal or lapse of the restrictions. If the restrictions do not lapse and the shares are forfeited by the participant and thus returned to the Company, there will be no federal income tax consequences to either the participant or the Company. If permitted by the Compensation Committee, by properly filing an election pursuant to Section 83(b) of the Code with the Internal Revenue Service within 30 days after the date of grant (assuming that the date of grant is the date the participant acquires a beneficial interest in the Award), a participant's ordinary income and commencement of the holding period and the Company's deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the fair market value of the shares as of the date of grant. If such election is made and a participant thereafter forfeits his or her stock, no refund or deduction will be allowed for the amount previously included in such participant's income.

Special Rules

  To the extent a participant pays all or part of the option exercise price of a non-qualified stock option by tendering shares of Common Stock owned by the participant, the tax consequences described above apply except that the number of shares received upon such exercise which is equal to the number of shares surrendered in payment of the option exercise price shall have the same tax basis and holding period as the shares surrendered. The additional shares received upon such exercise shall have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the date of exercise. To preserve the Company's deductions with respect to the non-qualified options and SARs, the Board of Directors may be required to set the exercise or grant price for such non-qualified options and SARs at the fair market value of a share of Common Stock on the date of grant.

Withholding Taxes

  Withholding taxes must be paid by the participant at the time of exercise of any non-qualified stock option or SAR prior to the delivery of shares. In respect of Awards, withholding taxes must be paid by the participant when ordinary income to the participant is recognized for tax purposes.

Section 162(m)

  Under Section 162(m) of the Code, the Company is not entitled to a federal income tax deduction for compensation in excess of $1 million paid in any year to its chief executive officer and its four other most highly compensated executive officers, subject to certain exceptions. Compensation that qualifies as "performance-based" under Section 162(m) is exempt from this limitation. Options and SARs granted under the 1998 Stock Plan at an exercise price that is not less than the fair market value of Company Common Stock on the date of grant are designed to satisfy the requirements for the performance-based exemption. However, Awards granted under the 1998 Stock Plan would not qualify for the performance-based exemption under Section 162(m).

General

  Because the tax consequences to a participant may vary depending upon the participant's individual situation, and because such tax consequences are subject to change due to changes in tax laws or regulations, each participant should consult his or her personal tax advisor regarding the federal, and any state, local or foreign, tax consequences to the participant.

                  4.  AMENDMENT TO CERTIFICATE OF INCORPORATION

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

  The Board of Directors has unanimously approved and recommended that the stockholders of the Company consider and approve an amendment to Article IV of the Company's Certificate of Incorporation, as amended (the "Certificate"), that would increase the number of authorized shares of Common Stock from 30,000,000 shares to 50,000,000 shares (the "Amendment"). The affirmative vote of a majority of shares of Common Stock outstanding as of the Record Date is required to approve and adopt the Amendment. Accordingly, abstentions and broker non-votes with respect to the Amendment will have the effect of votes against the Amendment.

  The Board of Directors believes that it is in the best interests of the Company and its stockholders to amend the Certificate to give effect to the proposed Amendment. If the Amendment is approved, the additional authorized shares of Common Stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve, and no further vote of the stockholders of the Company will be sought unless such vote is required for a particular issuance by law or the rules of any national securities exchange on which the Common Stock may then be listed or the Nasdaq Stock Market, as the case may be. The proposed increase in the number of authorized shares of Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized but unissued shares is available for certain potential offerings, acquisitions and financings and for general corporate needs. The Board of Directors considers the proposed increase in the number of authorized shares desirable because it will enable the Company to pursue opportunities which the Board of Directors believes provide the Company with the potential for growth and profit. It will give the Board of Directors the necessary flexibility to issue shares of Common Stock in connection with stock dividends and stock splits, acquisitions, financings, stock options and employee benefits, and for other general corporate purposes without the expense and delay incident to obtaining stockholder approval at the time of any such action. Stockholders do not have preemptive rights to purchase additional shares of Common Stock.

  On the Record Date, there were 20,439,942 shares of Common Stock issued and outstanding, and approximately 1,797,261 shares of Common Stock were reserved for issuance upon exercise of outstanding options. In addition, if the Company completes its proposed acquisition of NOW Technologies, the Company will issue a minimum of 1,319,856 shares of Common Stock and a maximum of 1,586,164 shares of Common Stock.

  If the Amendment is adopted, the amended portion of Article IV of the Certificate, will provide as follows:

                                   ARTICLE IV

                                 Capital Stock
                                 -------------

     The total number of shares of all classes of stock which the corporation has authority to issue is FIFTY-TWO Million (52,000,000), consisting of FIFTY Million (50,000,000) shares of Common Stock, par value $0.01 per share (the "Common Stock"), and Two Million (2,000,000) shares of Preferred Stock with a par value of $0.01 per share (the "Preferred Stock").


  The only changes in Article IV which will be effected if the Amendment is approved are the changes set forth in bold face type above. All other portions of Article IV will remain unchanged.

POSSIBLE ANTI-TAKEOVER EFFECT

  Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to issue additional shares to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. The issuance of additional shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares and thereby could dilute the proportionate interest of a party attempting to gain control of the Company. In addition, the Company's Certificate provides the Board of Directors with the authority to issue shares of the Company's preferred stock without further stockholder approval and upon such terms and conditions, and having such rights, privileges and preferences, as the Board of Directors may determine, all of which could discourage or defeat a takeover attempt not considered by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors and management have no knowledge of any current efforts to obtain control of the Company, and the Amendment is not being proposed in response to any known takeover attempt.

THE BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THE AMENDMENT IS ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT.
---

              5.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP as independent certified auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998 and has determined that it would be desirable to request that the stockholders ratify such selection. The affirmative vote of a majority of the outstanding shares of Common Stock present at the 1998 Annual Meeting in person or by proxy is necessary for the ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent certified auditors. Ernst & Young LLP served as the Company's independent certified auditors for the fiscal year ended December 31, 1997 and has reported on the Company's consolidated financial statements for such year. Representatives of Ernst & Young LLP are expected to be present at the 1998 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

  While stockholder ratification is not required for the selection of Ernst & Young LLP since the Board of Directors has the responsibility for selecting the Company's independent certified auditors, the selection is being submitted for ratification at the 1998 Annual Meeting with a view towards soliciting the stockholders' opinions, which the Board of Directors will take into consideration in future deliberations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG
                                         ---
LLP AS INDEPENDENT CERTIFIED AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                                 OTHER BUSINESS

  The Board of Directors knows of no other business to be brought before the 1998 Annual Meeting. If, however, any other business should properly come before the 1998 Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

                           COST OF SOLICITING PROXIES

  The cost of soliciting proxies will be paid by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by directors, officers or regular employees of the Company, none of whom will be specially compensated for such activities. The Company has retained Morrow & Company, Inc. to assist in the solicitation of proxies, for an estimated fee of $5,000, plus reimbursement of certain out-of-pocket expenses.

                        STOCKHOLDERS PROPOSALS FOR 1999

  Any proposal intended to be presented by a stockholder at the Company's 1999 Annual Meeting of Stockholders must be presented to the Company no later than the close of business on December 29, 1998. Proposals should be addressed to Dean Hamilton, ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810.

  Any stockholder of record of the Company may nominate candidates for election to the Board of Directors if a written notice is delivered to the Secretary of the Company at the Company's principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. Such written notice must set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) as to the stockholder and the beneficial owner, if any, on whose behalf the nomination is made (a) the name and address of such stockholder and such beneficial owner and (b) the number of shares of common stock that are owned beneficially and held of record by such stockholder and such beneficial owner

                                    By order of the Board of Directors,


                                    Ward C. Stevens
                                    Secretary

Danbury, CT
April 28, 1998

                                                                      APPENDIX A

                                   ATMI, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN


1. PURPOSE
   -------

   The purpose of the 1998 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS
   -----------

     (a) "Administrator" shall mean the Board or a compensation committee or other committee consisting of two or more Board members appointed by the Board to administer the Plan.

     (b) "Board" shall mean the Board of Directors of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Common Stock" shall mean the Common Stock of the Company.

     (e) "Company" shall mean ATMI, Inc. and any Designated Subsidiary of the Company.

     (f) "Compensation" shall mean all regular salary (base straight time gross earnings).

     (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (h) "Employee" shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty
(20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on close of business on the 90th day of such leave.

     (i) "Enrollment Date" shall mean the first day of each Offering Period.

     (j) "Exercise Date" shall mean the last day of each Offering Period.

     (k) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

         (1) If the Common Stock is listed on any national securities exchange, its Fair Market Value shall be the average of the high and low prices for such stock as quoted on the principal national securities exchange on which the Common Stock is then traded for the last Trading Day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

       (2) If the Common Stock is quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the last reported sales price for such stock (or the closing bid, if no sales were reported) as quoted by the Nasdaq National Market or the Nasdaq SmallCap Market for the last Trading Day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

       (3) If the Common Stock is regularly quoted by an established quotation service for over-the-counter securities but selling prices are not reported, its Fair Market Value shall be the closing bid price (or average of bid prices) for the Common Stock for the last Trading Day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

       (4) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

   (l) "Offering Period" shall have the meaning set forth in Section 4 hereof.

   (m) "Option Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

   (n) "Participant" shall mean an Employee who has met the eligibility requirements of Section 3 and who has elected to participate pursuant to an election under Section 5(a).

   (o) "Plan" shall mean this Employee Stock Purchase Plan.

   (p) "Reserved Shares" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

   (q) "Subsidiary" shall mean a corporation, domestic or foreign, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary, which would be a "subsidiary corporation" of the Company as such term is defined in Section 424(f) of the Code or any successor provision thereto.

   (r) "Trading Day" shall mean a day on which national stock exchanges and The Nasdaq Stock Market are open for trading.

3. ELIGIBILITY
   -----------

   (a) Any Employee (as defined in Section 2(h)), who shall be employed by the Company for at least six months on a given Enrollment Date shall be eligible to participate in the Plan.

   (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan:

       (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company (including any parent or Subsidiary of the Company); or

       (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company (and its parent or Subsidiaries) accrues at a rate which exceeds Twenty-Five

            Thousand Dollars ($25,000) of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. If an Employee's payroll deductions during an Offering Period exceed the purchase price for the maximum number of shares of Common Stock that may be purchased under an option outstanding in any calendar year, the excess shall be retained in such Employee's account and applied in the next Offering Period.

4. OFFERING PERIODS
   ----------------

   The Plan shall be implemented by consecutive, six-month periods ("Offering Periods") with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Administrator shall determine, and continuing thereafter until terminated in accordance with
Section 19 hereof. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least ten (10) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. PARTICIPATION
   -------------

   (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least ten (10) business days prior to the applicable Enrollment Date.

   (b) Payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

   (c) A Participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof or modified as provided in Section 6 hereof.

6. PAYROLL DEDUCTIONS
   ------------------

   (a) At the time a Participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not less than one percent (1%) and not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the Participant's Compensation during such Offering Period.

   (b) All payroll deductions made for a Participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A Participant may not make any additional payments into such account.

   (c) A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof and may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

   (d) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.  GRANT OF OPTION
    ---------------

    On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be deemed to have been granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Option Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Option Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8.  EXERCISE OF OPTION
    ------------------

    Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares with payroll deductions shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to such option shall be purchased for such Participant at the applicable Option Price with the accumulated payroll deductions in his or her account at that time. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him or her.

9.  DELIVERY
    --------

    As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

10. WITHDRAWAL; TERMINATION OF EMPLOYMENT
    -------------------------------------

    (a) A Participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Participant's payroll deductions credited to his or her account shall be paid to such Participant promptly after receipt of notice of withdrawal, and such Participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new subscription agreement.

    (b) Upon a Participant's ceasing to be an Employee (as defined in Section 2(h) hereof), for any reason, he or she shall be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to such Participant's account during the Offering Period but not yet used to exercise the option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such Participant's option shall be automatically terminated.

    (c) A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the date of withdrawal from a prior Offering Period.

11.  INTEREST
     --------

     No interest shall accrue on the payroll deductions of a Participant in the Plan, except where otherwise required by local law.

12.  STOCK
     -----

     (a) The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     (b) The Participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised.

     (c) Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or her spouse.

13.  ADMINISTRATION
     --------------

     (a) The Plan shall be administered by the Administrator. The Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

     (b) Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person who is not a "non-employee director" as that term is used in Rule 16b-3.

14.  DESIGNATION OF BENEFICIARY
     --------------------------

     (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. TRANSFERABILITY
    ---------------

    Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

16. USE OF FUNDS
    ------------

    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. REPORTS
    -------

    Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Option Price, the number of shares purchased and the remaining cash balance, if any.

18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION,
    --------------------------------------------------------
    LIQUIDATION, MERGER OR ASSET SALE
    ---------------------------------

    (a) Subject to any required action by the stockholders of the Company, the Reserved Shares, as well as the price per share, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    (b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

    (c) In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten any Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from Participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserved Shares, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. AMENDMENT OR TERMINATION
    ------------------------

    (a) The Board may at any time and for any reason terminate or amend the Plan, except that without the approval of the stockholders of the Company, the Board may not (i) increase the number of shares available for sale under the Plan (except for permissible adjustments provided in the Plan), or (ii) materially modify the requirements as to eligibility for participation in the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 or Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall otherwise obtain stockholder approval in such a manner and to such a degree as required.

    (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board or the Administrator shall be entitled to change the Offering Period, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board or the Administrator determines in its sole discretion advisable, which are consistent with the Plan.

20. NOTICES
    -------

    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. CONDITIONS UPON ISSUANCE OF SHARES
    ----------------------------------

   Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. EFFECTIVE DATE AND TERM OF PLAN
    -------------------------------

    (a) The Plan shall become effective as of April 14, 1998 (the date of adoption of the Plan by the Board), provided no options granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Company on or before April 13, 1999 and (ii) the Company shall have complied with all applicable requirements of the Securities Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, with twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial Offering Periods hereunder shall be refunded.

    (b) Unless sooner terminated by the Board, the Plan shall terminate upon the earlier of (i) April 14, 2008 or (ii) the date on which all shares available for issuance under the Plan have been sold pursuant to options exercised under the Plan. No further options shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

23. GENERAL PROVISIONS
    ------------------

    (a) All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

    (b) Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

    (c) The provisions of the Plan shall be governed by the laws of the State of Delaware, without resort to that state's conflict-of-laws rules.

                                   EXHIBIT A

                                   ATMI, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


_________ Original Application                    Enrollment Date:  _________

_________ Change in Payroll Deduction Rate

_________ Change of Beneficiary(ies)


1. ___________________________ hereby elects to participate in the ATMI, Inc. 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ___% of my Compensation on each payday (not to exceed 15%, including amounts deferred under other employee stock purchase plans of the Company) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that these payroll deductions shall be accumulated for the purchase of shares of Common stock at the applicable Option Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I understand that the Internal Revenue Code limits the amount that may be purchased under all employee stock purchase plans of the Company to a maximum of $25,000 worth of Company stock, based on the fair market value of the stock on the first day of the Offering Period, per calendar year.

5. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

6. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
   _____________________________________________________________________________

7. I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or
   (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

8. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

9. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:  (Please print) _________________________________________________
                          (First)           (Middle)            (Last)

Relationship


Employee's Social
Security Number:

Employee's Address:


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated:  ________________________

      ____________________________________________
      Signature of Employee


      ____________________________________________
      Spouse's Signature (If beneficiary other than spouse)

                                   EXHIBIT B

                                   ATMI, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


The undersigned participant in the Offering Period of the ATMI, Inc. 1998 Employee Stock Purchase Plan which began on _________________, 19 ___ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

   Name and Address of Participant:

   __________________________________

   __________________________________

   __________________________________

   Signature:

   __________________________________

   Date:

   _______________________

                                                                      APPENDIX B


                                   ATMI, INC.

                                1998 STOCK PLAN



SECTION 1.  PURPOSE
---------   -------

     The purpose of the 1998 Stock Plan (the "Plan") is to secure for ATMI, Inc. (the "Company"), its parent (if any) and any subsidiaries of the Company (collectively the "Related Companies") the benefits arising from capital stock ownership and the receipt of capital stock-based incentives by those employees, directors, officers and consultants of the Company and any Related Companies who will be responsible for the Company's future growth and continued success.

     The Plan will provide a means whereby (a) employees of the Company and any Related Companies may purchase stock in the Company pursuant to options which qualify as "incentive stock options" ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (b) directors, employees and consultants of the Company and any Related Companies may purchase stock in the Company pursuant to options granted hereunder which do not qualify as Incentive Stock Options ("Non-Qualified Option" or "Non-Qualified Options"); (c) directors, employees and consultants of the Company and any Related Companies may be awarded stock in the Company ("Awards"); and (d) directors, employees and consultants of the Company and any Related Companies may receive stock appreciation rights ("SARs"). Both Incentive Stock Options and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code. Options, Awards and SARs are referred to hereafter individually as a "Plan Benefit" and collectively as "Plan Benefits." Directors, employees and consultants of the Company and any Related Companies are referred to herein as "Participants."


SECTION 2.  ADMINISTRATION
---------   --------------

     2.1  BOARD OF DIRECTORS AND THE COMMITTEE.  The Plan will be administered
          ------------------------------------
by the Board of Directors of the Company whose construction and interpretation of the terms and provisions hereof shall be final and conclusive. Any director to whom a Plan Benefit is awarded shall be ineligible to vote upon his or her Plan Benefit, but Plan Benefits may be granted to any such director by a vote of the remainder of the directors, except as limited below. The Board of Directors may in its sole discretion grant Options, issue shares upon exercise of such Options, grant Awards and grant SARs all as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan, to construe the Plan and its related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option, Award and SAR agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may delegate any or all of its powers under the Plan to a Compensation Committee or other Committee (the "Committee") appointed by the Board of Directors consisting of at least two members of the Board of Directors. If Plan Benefits are to be approved solely by a Committee, the members of the Committee shall at all times be: (i) "outside directors" as that term is defined in Treas. Reg. (S)1.162-27(e)(3) (or any successor regulation); and (ii) "non-employee directors" within the meaning of Rule 16b-3 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such terms are interpreted from time to time. If the Committee is so appointed, all references to the Board of Directors herein shall mean and relate to such Committee, unless the context otherwise requires.

     2.2  COMPLIANCE WITH SECTION 162(m) OF THE CODE.  Section 162(m) of the
          ------------------------------------------
Code generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain "covered employees" ("Covered Employees"). It is the Company's intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Company's compensation objectives. For purposes of this Plan, Covered Employees of the Company shall be those employees of the Company described in Section 162(m)(3) of the Code.


SECTION 3.  ELIGIBILITY
---------   -----------

     3.1  INCENTIVE STOCK OPTIONS.  Participants who are employees shall be
          -----------------------
eligible to receive Incentive Stock Options pursuant to the Plan; provided that no person shall be granted any Incentive Stock Option under the Plan who, at the time such Option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Related Companies, unless the requirements of Section 6.6(b) hereof are satisfied. In determining whether this 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply. Directors who are not regular employees are not eligible to receive Incentive Stock Options.

     3.2  NON-QUALIFIED OPTIONS, AWARDS AND SARs.  Non-Qualified Options, Awards
          --------------------------------------
and SARs may be granted to any Participant.

     3.3  GENERALLY.  The Board of Directors may take into consideration a
          ---------
Participant's individual circumstances in determining whether to grant an Incentive Stock Option, a Non-Qualified Option, an Award or an SAR. Granting of any Option, Award or SAR for any Participant shall neither entitle that Participant to, nor disqualify that Participant from, participation in any other grant of Plan Benefits.


SECTION 4.  STOCK SUBJECT TO PLAN
---------   ---------------------

     Subject to adjustment as provided in Sections 9 and 10 hereof, the stock to be offered under the Plan shall consist of shares of the Company's Common Stock, $.01 par value, and the maximum number of shares which will be reserved for issuance, and in respect of which Plan Benefits may be granted pursuant to the provisions of the Plan, shall not exceed in the aggregate 2,000,000 shares.
Such shares may be authorized and unissued shares, treasury shares or shares purchased on the open market. If an Option or SAR granted hereunder shall expire or terminate for any reason without having been exercised in full, or if the Company shall reacquire any unvested shares issued pursuant to Awards, the unpurchased shares subject thereto and any unvested shares so reacquired shall again be available for subsequent grants of Plan Benefits under the Plan. Stock issued pursuant to the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.


SECTION 5.  GRANTING OF OPTIONS, SARs AND AWARDS
---------   ------------------------------------

     Plan Benefits may be granted under the Plan at any time after May 20, 1998 (the date of approval of the Plan by the stockholders of the Company) and prior to May 20, 2008; provided, however, that nothing in the Plan shall be construed to obligate the Company to grant Plan Benefits to a Participant or anyone claiming under or through a Participant. The date of grant of Plan Benefits under the Plan will be the date specified by the Board of Directors at the time the Board of Directors grants such Plan Benefits; provided, however, that such date shall not be prior to the date on which the Board of Directors takes such action. The Board of Directors shall have the right, with the consent of a Participant, to convert an Incentive Stock Option granted under the Plan to a Non-Qualified Option pursuant to Section 6.7. Plan Benefits may be granted alone or in addition to other grants under the Plan.


SECTION 6.  SPECIAL PROVISIONS APPLICABLE TO OPTIONS AND SARs
---------   -------------------------------------------------

     6.1  PURCHASE PRICE AND SHARES SUBJECT TO OPTIONS AND SARs.
          -----------------------------------------------------

          (a) The purchase price per share of Common Stock deliverable upon the exercise of an Option shall be determined by the Board of Directors; provided, however, that (i) in the case of an Incentive Stock Option, the
     --------  -------
     exercise price shall not be less than 100% of the fair market value of such Common Stock on the day the Option is granted (except as modified in Section 6.6(b) hereof), and (ii) in the case of a Non-Qualified Option, the exercise price shall not be less than 50% of the fair market value on the day such Option is granted.

          (b) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock of the Company owned by the Participant having a fair market value equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an Option shall be determined by the Board of Directors. The Board of Directors may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the purchase price of such shares.

          (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted (the "Determination Date") and shall mean (i) the average (on the Determination
     Date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on the Determination Date) of the Common Stock on The Nasdaq Stock Market if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on the Determination Date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on The Nasdaq Stock Market. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Board of Directors after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

          (d) The maximum number of shares with respect to which Options or SARs may be granted to any employee, including any transactions contemplated by Treas. Reg. (S)1.162(e)(2)(vi), shall be limited to 112,500 shares in any calendar year.

     6.2  DURATION OF OPTIONS AND SARs.  Subject to Section 6.6(b) hereof, each
          ----------------------------
Option and SAR and all rights thereunder shall be expressed to expire on such date as the Board of Directors may determine, but in no event later than ten years from the day on which the Option or SAR is granted and shall be subject to earlier termination as provided herein.

     6.3  EXERCISE OF OPTIONS AND SARs.
          ----------------------------

          (a) Subject to Section 6.6(b) hereof, each Option and SAR granted under the Plan shall be exercisable at such time or times and during such period as shall be set forth in the instrument evidencing such Option or SAR. To the extent that an Option or SAR is not exercised by a Participant when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be for less than ten (10) full shares of Common Stock (or its equivalent).

          (b) The Board of Directors shall have the right to accelerate the date of exercise of any installments of any Option or SAR; provided that the Board of Directors shall not accelerate the exercise date of any installment of any Option granted to a Participant as an Incentive Stock Option (and not previously converted into a Non-Qualified Option pursuant to Section 6.7) if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code, which provides generally that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time by such Participant during any calendar year (under all plans of the Company and any Related Companies) shall not exceed $100,000.

     6.4  NONTRANSFERABILITY OF OPTIONS AND SARs.  No Option or SAR granted
          --------------------------------------
under the Plan shall be assignable or transferable by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, with respect to Non-Qualified Options and SARs, unless the Participant's non-qualified stock option agreement granting such options (the "Non-Qualified Stock Option Agreement") or the Participant's SAR agreement granting such SARs (the "SAR Agreement") provides otherwise. Unless otherwise provided by the Non-Qualified Stock Option Agreement or the SAR Agreement, as applicable, during the life of the Participant, the Option or SAR shall be exercisable only by the Participant. If any Participant should attempt to dispose of or encumber the Participant's Options or SARs, other than in accordance with the applicable terms of a Non-Qualified Stock Option Agreement or SAR Agreement, the Participant's interest in such Options or SARs shall terminate.

     6.5  EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH ON OPTIONS AND SARs.
          ----------------------------------------------------------------

          (a) Except as otherwise provided in the instrument evidencing the Plan Benefit, if a Participant ceases to be employed by the Company or a Related Company for any reason, including retirement but other than death, any Option or SAR granted to such Participant under the Plan shall immediately terminate; provided, however, that, except as otherwise provided in the
                --------  -------
     instrument evidencing the Plan Benefit, any portion of such Option or SAR which was otherwise exercisable on the date of termination of the Participant's employment may be exercised within the three-month period following the date on which the Participant ceased to be so employed, but in no event after the expiration of the exercise period. Except as otherwise provided in the instrument evidencing the Plan Benefit, any such exercise may be made only to the extent of the number of shares subject to the Option or SAR which were purchasable or exercisable on the date of such termination of employment. If the Participant dies during such three-month period, the Option or SAR shall be exercisable by the Participant's personal representatives, heirs or legatees to the same extent and during the same period that the Participant could have exercised the Option or SAR on the date of his or her death, except as otherwise provided in the instrument evidencing the Plan Benefit.

          (b) Except as otherwise provided in the instrument evidencing the Plan Benefit, if the Participant dies while an employee of the Company or any Related Company, any Option or SAR granted to such Participant under the Plan shall be exercisable by the Participant's personal representatives, heirs or legatees, for the purchase of or exercise relative to that number of shares and to the same extent that the Participant could have exercised the Option or SAR on the date of his or her death. Except as otherwise provided in the instrument evidencing the Plan Benefit, the Option or SAR or any unexercised portion thereof shall terminate unless so exercised prior to the earlier of the expiration of six months from the date of such death or the expiration of the exercise period.

     6.6  DESIGNATION OF INCENTIVE STOCK OPTIONS; LIMITATIONS.  Options granted
          ---------------------------------------------------
under the Plan which are intended to be Incentive Stock Options qualifying under
Section 422 of the Code shall be designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

          (a) Dollar Limitation.  The aggregate fair market value (determined at
              -----------------
     the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time during any calendar year by any person under the Plan (and all other incentive stock option plans of the Company and any Related Companies) shall not exceed $100,000. In the event that Section 422(d)(1) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this Section 6.6(a), the limitation of this Section 6.6(a) shall be automatically adjusted accordingly.

          (b) 10% Stockholder.  If any Participant to whom an Incentive Stock
              ---------------
     Option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Companies, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

               (i) The option price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock on the date of grant; and

               (ii) The option exercise period shall not exceed five years from the date of grant.

     In determining whether the 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply.

          (c) Except as modified by the preceding provisions of this Section 6.6, all of the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

     6.7  CONVERSION OF INCENTIVE STOCK OPTIONS INTO NON-QUALIFIED OPTIONS;
          -----------------------------------------------------------------
TERMINATION OF INCENTIVE STOCK OPTIONS.  The Board of Directors, at the written
--------------------------------------
request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Participant is an employee of the Company or a Related Company at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Board of Directors (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board of Directors takes appropriate action. The Board of Directors, with the consent of the Participant, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

     6.8  STOCK APPRECIATION RIGHTS.  An SAR is the right to receive, without
          -------------------------
payment, an amount equal to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the grant price, which amount will be multiplied by the number of shares with respect to which the SARs shall have been exercised. The grant of SARs under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Board of Directors shall deem desirable:

     (a) Grant.  SARs may be granted in tandem with, in addition to or
         -----
completely independent of any Plan Benefit.

     (b) Grant Price.  The grant price of an SAR may be the fair market value of
         -----------
a share of Common Stock on the date of grant or such other price as the Board of Directors may determine.

     (c) Exercise.  An SAR may be exercised by a Participant in accordance with
         --------
procedures established by the Board of Directors or as otherwise provided in any agreement evidencing any SARs. The Board of Directors may provide that an SAR shall be automatically exercised on one or more specified dates.

     (d) Form of Payment.  Payment upon exercise of an SAR may be made in cash,
         ---------------
in shares of Common Stock or any combination thereof, as the Board of Directors shall determine.

     (e) Fair Market Value.  Fair market value shall be determined in accordance
         -----------------
with Section 6.1(c) with the "Determination Date" being determined by reference to the date of grant or the date of exercise of an SAR, as applicable.

     6.9  RIGHTS AS A STOCKHOLDER.  A Participant shall have no rights as a
          -----------------------
stockholder with respect to any shares covered by an Option or SAR until the date of issue of a stock certificate to the Participant for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     6.10 SPECIAL PROVISIONS APPLICABLE TO NON-QUALIFIED OPTIONS AND SARs
          ---------------------------------------------------------------
GRANTED TO COVERED EMPLOYEES.  In order for the full value of Non-Qualified
----------------------------
Options and SARs granted to Covered Employees to be deductible by the Company for federal income tax purposes, the Company may intend for such Non-Qualified Options and SARs to be treated as "qualified performance-based compensation" as described in Treas. Reg. (S)1.162-27(e) (or any successor regulation). In such case, Non-Qualified Options and SARs granted to Covered Employees shall be subject to the following additional requirements:

          (a) such options and rights shall be granted only by the Committee;
     and

          (b) the exercise price of such Options and the grant price of such SARs granted shall in no event be less than the fair market value of the Common Stock as of the date of grant of such Options or SARs.


SECTION 7.  SPECIAL PROVISIONS APPLICABLE TO AWARDS
---------   ---------------------------------------

     7.1  GRANTS OF AWARDS.  The Board of Directors may grant a Participant an
          ----------------
Award subject to such terms and conditions as the Board of Directors deems appropriate, including, without limitation, restrictions on the pledging, sale, assignment, transfer or other disposition of such shares and the requirement that the Participant forfeit all or a portion of such shares back to the Company upon termination of employment.

     7.2  CONDITIONS.  Approvals of Awards may be subject to the following
          ----------
conditions:

          (a) Each Participant receiving an Award shall enter into an agreement (a "Stock Restriction Agreement") with the Company, if required by the Board of Directors, in a form specified by the Board of Directors agreeing to such terms and conditions of the Award as the Board of Directors deems appropriate.

          (b) Shares issued and transferred to a Participant pursuant to an Award may, if required by the Board of Directors, be deposited with the Treasurer or other officer of the Company designated by the Board of Directors to be held until the lapse of the restrictions upon such shares, and the Participant shall execute and deliver to the Company stock powers enabling the Company to exercise its rights hereunder.

          (c) Certificates for shares issued pursuant to an Award shall, if the Company shall deem it advisable, bear a legend to the effect that they are issued subject to specified restrictions.

          (d) Certificates representing the shares issued pursuant to an Award shall be registered in the name of the Participant and shall be owned by such Participant. Such Participant shall be the holder of record of such shares for all purposes, including voting and receipt of dividends paid with respect to such shares.

          (e) If required by the Board of Directors, no Participant receiving an Award shall make, in connection with such Award, the election permitted under Section 83(b) of the Code.

     7.3  NONTRANSFERABILITY.  Shares issued pursuant to an Award may not be
          ------------------
sold, assigned, transferred, alienated, commuted, anticipated, or otherwise disposed of (except, subject to the provisions of such Participant's Stock Restriction Agreement, by will or the laws of descent and distribution), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of restrictions on such shares, and any attempt at action in contravention of this Section shall be null and void. If any Participant should attempt to dispose of or encumber the Participant's shares issued pursuant to an Award prior to the lapse of the restrictions imposed on such shares, the Participant's interest in such shares shall terminate.

     7.4  EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH ON AWARDS.  Except as
          ------------------------------------------------------
otherwise provided in the instrument evidencing the Awards, if, prior to the lapse of restrictions applicable to Awards, the Participant ceases to be an employee of the Company or the Related Companies for any reason, Awards to such Participant, as to which restrictions have not lapsed, shall be forfeited to the Company, effective on the date of the Participant's termination of employment. The Board of Directors shall have the sole power to decide in each case to what extent leaves of absence shall be deemed a termination of employment.


SECTION 8.  REQUIREMENTS OF LAW
---------   -------------------

     8.1  VIOLATIONS OF LAW.  No shares shall be issued and delivered upon
          -----------------
exercise of any Option or the making of any Award or the payment of any SAR unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. Each Participant may, by accepting Plan Benefits, be required to represent and agree in writing, for himself or herself and for his or her transferees by will or the laws of descent and distribution, that the stock acquired by him, her or them is being acquired for investment. The requirement for any such representation may be waived at any time by the Board of Directors.

     8.2  COMPLIANCE WITH RULE 16b-3.  The intent of this Plan is to qualify for
          ---------------------------
the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board of Directors and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board of Directors may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

SECTION 9.  RECAPITALIZATION
---------   ----------------

     In the event that dividends are payable in Common Stock of the Company or in the event there are splits, sub-divisions or combinations of shares of Common Stock of the Company, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Option previously granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price, and the number of shares to which granted SARs relate shall be increased or decreased proportionately, as the case may be, and the grant price of such SARs shall be decreased or increased proportionately, as the case may be.


SECTION 10.  REORGANIZATION
----------   --------------

     If the Company is merged, consolidated with another corporation and the Company is not the Surviving Corporation, or the property or stock of the Company is acquired by any other corporation or in the case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Plan Benefits, (i) make appropriate provision for the protection of any such outstanding Plan Benefits by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company; provided only that the excess of the aggregate fair market value of the shares subject to the Plan Benefits immediately after such substitution over the purchase or grant price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Plan Benefits immediately before such substitution over the purchase or grant price thereof, (ii) upon written notice to the Participants, provide that all unexercised Plan Benefits must be exercised within a specified number of days of the date of such notice or such Plan Benefits will be terminated, or (iii) upon written notice to the Participants, provide that the Company or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all Plan Benefits held by each Participant and unexercised as of that date at an amount equal to the aggregate fair market value on such date of the shares subject to the Plan Benefits held by such Participant over the aggregate purchase or grant price therefor, such amount to be paid in cash or, if stock of the merged, consolidated or otherwise reorganized corporation is issuable in respect of the shares of the Common Stock of the Company, then, in the discretion of the Board of Directors, in stock of such merged, consolidated or otherwise reorganized corporation equal in fair market value to the aforesaid amount. In any such case the Board of Directors shall, in good faith, determine fair market value and may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.


SECTION 11.  NO SPECIAL EMPLOYMENT RIGHTS
----------   ----------------------------

     Nothing contained in the Plan or in any Plan Benefit documentation shall confer upon any Participant receiving a grant of any Plan Benefit any right with respect to the continuation of his or her employment by the Company (or any Related Company) or interfere in any way with the right of the Company (or any Related Company), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Plan Benefit. Whether an authorized leave of absence or absence in military or government service shall constitute termination of employment shall be determined by the Board of Directors, in accordance with any applicable laws.

SECTION 12.  AMENDMENT OF THE PLAN
----------   ---------------------

     The Board of Directors may at any time and from time to time suspend or terminate all or any portion of the Plan or modify or amend the Plan in any respect. The termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect the Participant's rights under any Plan Benefit previously granted. With the consent of the affected Participant, the Board of Directors may amend outstanding agreements relating to any Plan Benefit in a manner not inconsistent with the Plan. The Board of Directors hereby reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding Options to the extent necessary to qualify any or all Options under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, provided, however, that the consent of a Participant is required if such amendment or modification would cause unfavorable income tax treatment for such Participant.


SECTION 13.  WITHHOLDING
----------   -----------

     The Company's obligation to deliver shares of stock upon the exercise of any Option or SAR or the granting of an Award and to make payment upon exercise of any SAR shall be subject to the satisfaction by the Participant of all applicable federal, state and local income and employment tax withholding requirements.


SECTION 14.  EFFECTIVE DATE AND DURATION OF THE PLAN
----------   ---------------------------------------

     14.1 EFFECTIVE DATE.  The Plan shall become effective as of May 20, 1998
          --------------
(the date of approval of the Plan by the stockholders of the Company).

     14.2 DURATION.  Unless sooner terminated in accordance with Section 10
          --------
hereof, the Plan shall terminate upon the earlier of (i) the tenth anniversary of the effective date or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to any Awards or the exercise or cancellation of Options and SARs granted hereunder. If the date of termination is determined under (i) above, then Plan Benefits outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Plan Benefits.


SECTION 15.  GOVERNING LAW
----------   -------------

     The Plan and all actions taken thereunder shall be governed by the laws of the State of Delaware.

                                 DETACH HERE


                                   ATMI, INC.


                 Proxy for the Annual Meeting of Stockholders
P                            to be held May 20, 1998
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
         The undersigned, revoking all proxies, hereby appoint(s) Eugene G.
O Banucci and Daniel P. Sharkey, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all
X shares of stock of ATMI, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of
Y Stockholders of the Company to be held at the Ethan Allen Inn, 21 Lake Avenue Extension, Danbury, Connecticut 06811, on May 20, 1998 at 10:00 a.m., local time, and at any adjournment thereof.

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. The undersigned may revoke this proxy at any time before it is voted by executing and delivering to the Company a proxy bearing a later date, by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, or by voting in person at the meeting.

                                                            ------------------
                                                                SEE REVERSE
               CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE
                                                            ------------------




                                 PROPOSALS 2-5

                  CERTAIN CAPITALIZED TERMS USED IN THIS PROXY
                 ARE DEFINED IN THE ACCOMPANYING PROXY STATEMENT

     2. To approve the Company's 1998 Employee Stock Purchase Plan, under which an aggregate of 500,000 shares will be reserved for issuance.

     3. To approve the Company's 1998 Stock Plan, under which an aggregate of 2,000,000 shares will be reserved for issuance.

     4. To approve an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's
        Common Stock from 30,000,000 shares to 50,000,000 shares.

     5. To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent certified auditors for the fiscal year ending December 31, 1998.



                              DETACH HERE


-----
  X       Please mark
-----     votes as in
          this example



          The Board of Directors unanimously recommends a vote FOR Proposals 2,
          3, 4 and 5.


                                                                                                    FOR      AGAINST       ABSTAIN
          1. To elect directors,
          Nominees:  John A. Armstrong and Robert S. Hillas                           Proposal 2.   [_]        [_]           [_]
                               FOR           WITHHELD
                               [_]             [_]                                    Proposal 3.   [_]        [_]           [_]

          [_] _____________________________________________                           Proposal 4.   [_]        [_]           [_]
              For all nominees except as noted above
                                                                                      Proposal 5.   [_]        [_]           [_]


                                      SEE ABOVE FOR EXPLANATION OF PROPOSALS 2-5

                         MARK HERE FOR ADDRESS CHANGE AND NOTE AT            [_]
                         LEFT

                         Sign as name appears on stock certificate.
                         Joint owners must both sign.  Attorney,
                         executor, administrator, trustee or guardian must give title. A corporation or partnership must sign in its name by an authorized person.


Signature: _____________________________  Date_________________ Signature: _____________________________  Date_________________